SEASONS SERIES TRUST
Supplement to the Prospectus
dated July 28, 2008
International Equity Portfolio. On June 4, 2009, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”) approved the engagement of Janus Capital Management, LLC (“Janus”) as the Portfolio’s subadviser. The portion of the Portfolio in which Janus will be assuming subadvisory duties is currently managed by Goldman Sachs Asset Management, LP. The addition of Janus as a co-subadviser to the Portfolio will become effective on or about July 20, 2009. The Board approved the engagement of Janus without a shareholder vote pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission. The Trust will mail an information statement to all shareholders of record as of July 17, 2009, providing additional information about the subadviser and the subadvisory contract. The approval of Janus as subadviser will not result in any modifications to the investment objective, principal investment strategies, or the advisory fees or total expenses of the Portfolio. AIG Global Investment Corp. and Lord, Abbett & Co. LLC will continue to serve as subadvisers of the Portfolio.
Dated: June 12, 2009
Versions: Class 1 Version 2; Class 2 Version 3; Class 3 Version 4; and Combined Master